UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2021

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 — Submission	of Matters to a Vote of Security Holders.

On June 3, 2021, T-Mobile US, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following two proposals were presented, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission on April 21, 2021 (the “Proxy Statement”):

(1)	Elect thirteen director nominees named in the Proxy Statement to the Company’s Board of Directors; and

(2)	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Proposal 1 - Election of Directors

The following thirteen director nominees were elected at the Annual Meeting to serve terms ending at the Company’s 2022 Annual Meeting of Stockholders, or until their successors are elected and qualified:

Director Nominee	For	Withhold	Broker Non-Votes
Marcelo Claure	907,437,892	215,421,204	33,905,611
Srikant M. Datar	1,111,366,664	11,492,432	33,905,611
Bavan M. Holloway	1,112,787,404	10,071,692	33,905,611
Timotheus Höttges	916,626,230	206,232,866	33,905,611
Christian P. Illek	921,374,723	201,484,373	33,905,611
Raphael Kübler	921,372,308	201,486,788	33,905,611
Thorsten Langheim	978,961,423	143,897,673	33,905,611
Dominique Leroy	966,037,542	156,821,554	33,905,611
G. Michael Sievert	1,017,905,824	104,953,272	33,905,611
Teresa A. Taylor	1,007,114,380	115,744,716	33,905,611
Omar Tazi	979,561,233	143,297,863	33,905,611
Kelvin R. Westbrook	877,211,912	245,647,184	33,905,611
Michael Wilkens	963,402,294	159,456,802	33,905,611

Proposal 2 - Ratification of the Appointment of PricewaterhouseCoopers LLP

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021 was approved as follows:

For	Against	Abstain	Broker Non-Votes
1,145,168,953	10,482,483	1,113,271	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

June 4, 2021	/s/ Peter Osvaldik
Peter Osvaldik Executive Vice President and Chief Financial Officer